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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 24, 2000 relating to the financial statements, which appears in Patterson Energy Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.


                                        PRICEWATERHOUSECOOPERS LLP


Dallas, Texas
January 5, 2001